UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-7044

               THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
               (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:        12/31/03


Date of reporting period:       6/30/03

                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.



      The Dreyfus Socially
      Responsible
      Growth Fund, Inc.



      SEMIANNUAL REPORT June 30, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(SM)


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                            20   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                             The Dreyfus Socially Responsible Growth Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for The Dreyfus Socially Responsible Growth Fund, Inc. covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, L. Emerson Tuttle and Paul Hilton.

The first half of 2003 was a time of long-awaited recovery for the U.S. stock market. Despite continued volatility leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the U.S. economy. Apparently, they liked what they saw. Despite current economic weakness, investors appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their equity exposure during the bear market. In contrast, we believe investors who avoided stocks may have missed the market's recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,


/s/Stepehen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF FUND PERFORMANCE

L. Emerson Tuttle and Paul Hilton, Portfolio Managers

How did The Dreyfus Socially Responsible Growth Fund, Inc. perform relative to its benchmark?

For the six-month period ended June 30, 2003, the fund's Initial shares produced a 10.27% total return, and the fund's Service shares provided a 10.14% total return.(1) In contrast, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced an 11.75% total return for the same period.(2)

We attribute the fund's and the market's positive returns to improving investor sentiment as market participants looked forward to stronger economic growth. The fund's returns trailed its benchmark's return, primarily due to its relatively light exposure to industrial stocks, which performed well during the reporting period.

What is the fund's investment approach?

The fund seeks to provide capital growth with current income as a secondary objective. The fund looks for growth-oriented companies that generally exhibit three characteristics: improving profitability measurements, a pattern of consistent earnings and reasonable prices. To pursue these goals, the fund, under normal circumstances, invests at least 80% of its assets in common stocks of companies that, in the opinion of the fund's management, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America.

What other factors influenced the fund's performance?

The reporting period began on a negative note, with the stock market and the fund suffering from the effects of a weak economy, which was intensified by rising geopolitical tensions leading to the war in Iraq. As the war wound down in early April the market began to rebound, which benefited the fund's overall performance.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Despite a persistently lackluster economy, consumers continued to spend. As interest rates declined, homeowners refinanced their mortgages in record numbers, and many used the extra cash to purchase big-ticket items, such as cars, jewelry or new home furnishings. We positioned the fund to benefit from strong consumer spending by investing in a "barbell" of retail stores, with luxury goods providers, such as Tiffany & Co. and Coach, on one end and discount retailers, including TJX Cos. and Target, on the other. We also sold the fund's holdings of Wal-Mart. Hotels and restaurants also benefited from strong consumer spending, and broadcast media stocks performed well amid rising advertising sales to retailers seeking their share of consumer spending.

Technology stocks provided the single greatest positive contribution to the fund' s performance during the reporting period. The technology group was one of the largest areas of concentration for the fund, which helped it produce modestly higher returns relative to the S&P 500 Index's technology component. In addition, three of the fund's top-ten contributors to portfolio returns were technology companies: Cisco Systems, Intel and Dell Computer.

On the other hand, the fund's limited exposure to industrial stocks, such as construction and engineering companies, hurt its relative performance. Many of these stocks flourished in anticipation of post-war rebuilding efforts in Iraq. However, because many large industrial companies also have extensive financial services businesses, we successfully captured a portion of the industrial group' s gains by investing in diversified financial services companies. For example, holdings in financial companies such as Citigroup and American Express benefited during the reporting period from lower interest rates and improving business conditions, helping to boost the fund's overall returns.

What is the fund's current strategy?

As of the end of the reporting period, the fund's largest areas of concentration were health care and technology, both traditional growth areas we have favored for some time now. Within health care, we currently are focusing on medical device companies, orthopedic replacement parts firms and managed care companies. Within the technology group, we are concentrating on the largest, most dominant companies, primarily because we believe these companies are better able to weather difficult market environments.

Can you give us an update on the fund's socially responsible investing activities?

In our last report we discussed Energy Star, a program run by the Environmental Protection Agency, that helps businesses and individuals protect the environment through superior energy efficiency. On April 15, 2003, Energy Star recognized a number of businesses for their outstanding contributions to reducing greenhouse gas emissions. We are pleased that Starwood Hotels & Resorts Worldwide, a fund holding, was one of this year's award recipients. Starwood's "Energy Management Is Good Business" strategy led the firm to invest approximately $4.6 million in energy products in 2002. As a result, this enabled them to save $1.3 million, the equivalent to renting 9,800 additional rooms, and also to reduce carbon dioxide by 18 million pounds. We believe Starwood Hotels exemplifies how companies and their shareholders can benefit from efforts to help preserve the
environment.   Past   winners  of  these  awards  include  Home  Depot,  Intel,
International Business Machines, Johnson & Johnson and Staples, all of which are current fund holdings.

July 15, 2003

   THE PORTFOLIO IS ONLY AVAILABLE AS A FUNDING VEHICLE UNDER VARIOUS LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)



COMMON STOCKS--97.9%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--13.4%

Bed Bath & Beyond                                                                               108,000  (a)           4,191,480

Coach                                                                                           119,000  (a)           5,919,060

Comcast, Cl. A (Special)                                                                        197,000  (a)           5,679,510

Darden Restaurants                                                                              235,500                4,469,790

Home Depot                                                                                      176,000                5,829,120

Staples                                                                                         204,000  (a)           3,743,400

Starwood Hotels & Resorts Worldwide                                                             179,000                5,117,610

TJX Cos.                                                                                        221,000                4,163,640

Target                                                                                          130,000                4,919,200

Tiffany & Co.                                                                                   235,000                7,679,800

Univision Communications, Cl. A                                                                 267,000  (a)           8,116,800

Viacom, Cl. B                                                                                    98,200  (a)           4,287,412

                                                                                                                      64,116,822

CONSUMER STAPLES--7.6%

Anheuser-Busch Cos.                                                                              69,000                3,522,450

Avon Products                                                                                    90,000                5,598,000

CVS                                                                                             245,000                6,867,350

Coca-Cola                                                                                       149,500                6,938,295

Colgate-Palmolive                                                                               120,000                6,954,000

PepsiCo                                                                                         150,000                6,675,000

                                                                                                                      36,555,095

ENERGY--4.6%

Anadarko Petroleum                                                                              134,500                5,981,215

Royal Dutch Petroleum (New York Shares), ADR                                                    192,000                8,951,040

Weatherford International                                                                       168,000  (a)           7,039,200

                                                                                                                      21,971,455

FINANCIALS--15.4%

ACE                                                                                             241,000                8,263,890

American Express                                                                                285,500               11,936,755

American International Group                                                                    120,500                6,649,190

Citigroup                                                                                       344,500               14,744,600

Lehman Brothers Holdings                                                                         81,000                5,384,880

M&T Bank                                                                                         45,000                3,789,900


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIALS (CONTINUED)

Principal Financial Group                                                                       218,500                7,046,625

Radian Group                                                                                    139,000                5,094,350

U.S. Bancorp                                                                                    261,000                6,394,500

Willis Group Holdings                                                                           137,100                4,215,825

                                                                                                                      73,520,515

HEALTH CARE--22.6%

Amgen                                                                                           159,500  (a)          10,597,180

Boston Scientific                                                                               118,000  (a)           7,209,800

Cardinal Health                                                                                  61,000                3,922,300

Forest Laboratories                                                                             156,000  (a)           8,541,000

Johnson & Johnson                                                                               290,000               14,993,000

Medtronic                                                                                       242,000               11,608,740

Merck & Co.                                                                                     128,000                7,750,400

Pfizer                                                                                          706,500               24,126,975

Stryker                                                                                          54,000                3,745,980

Varian Medical Systems                                                                           91,500  (a)           5,267,655

WellPoint Health Networks                                                                        89,000  (a)           7,502,700

Zimmer Holdings                                                                                  63,000  (a)           2,838,150

                                                                                                                     108,103,880

INDUSTRIALS--7.5%

Avery Dennison                                                                                   79,000                3,965,800

Danaher                                                                                         135,000                9,186,750

Emerson Electric                                                                                117,000                5,978,700

Grainger (W.W.)                                                                                 112,000                5,237,120

Tyco International                                                                              593,000               11,255,140

                                                                                                                      35,623,510

INFORMATION TECHNOLOGY--22.7%

Analog Devices                                                                                  200,000  (a)           6,964,000

Applied Materials                                                                               224,000  (a)           3,552,640

BEA Systems                                                                                     574,500  (a)           6,239,070

Cisco Systems                                                                                   892,000  (a)          14,887,480

Dell Computer                                                                                   374,500  (a)          11,969,020

First Data                                                                                      223,000                9,241,120

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (CONTINUED)

Intel                                                                                           519,000               10,786,896

International Business Machines                                                                 165,000               13,612,500

Microsoft                                                                                       931,000               23,842,910

QLogic                                                                                           56,000  (a)           2,706,480

Symantec                                                                                        102,000  (a)           4,473,720

                                                                                                                     108,275,836

MATERIALS--1.0%

Praxair                                                                                          78,500                4,717,850

TELECOMMUNICATION SERVICES--2.0%

ALLTEL                                                                                           97,500                4,701,450

CenturyTel                                                                                      137,000                4,774,450

                                                                                                                       9,475,900

UTILITIES--1.1%

Pinnacle West Capital                                                                           140,000                5,243,000

TOTAL COMMON STOCKS

   (cost $447,398,132)                                                                                               467,603,863

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.9%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--.0%

Self Help Credit Union,

   1.09%, 9/16/2003                                                                             100,000                  100,000

U.S. TREASURY BILLS--1.9%

..84%, 7/10/2003                                                                                 684,000                  683,877

..82%, 7/24/2003                                                                               7,613,000                7,609,270

..78%, 9/18/2003                                                                                 560,000                  558,975

                                                                                                                       8,852,122

TOTAL SHORT-TERM INVESTMENTS

   (cost $8,951,933)                                                                                                   8,952,122

TOTAL INVESTMENTS (cost $456,350,065)                                                              99.8%             476,555,985

CASH AND RECEIVABLES (NET)                                                                           .2%                 967,157

NET ASSETS                                                                                        100.0%             477,523,142

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           456,350,065   476,555,985

Receivable for investment securities sold                             6,539,478

Dividends and interest receivable                                       251,862

Receivable for shares of Common Stock subscribed                         88,626

Prepaid expenses                                                        129,092

                                                                    483,565,043

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           312,005

Cash overdraft due to Custodian                                           5,395

Payable for investment securities purchased                           5,385,763

Payable for shares of Common Stock redeemed                             281,583

Accrued expenses                                                         57,155

                                                                      6,041,901

NET ASSETS ($)                                                      477,523,142

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     766,351,549

Accumulated undistributed investment income--net                        519,737

Accumulated net realized gain (loss) on investments                (309,554,064)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      20,205,920

NET ASSETS ($)                                                      477,523,142

NET ASSET VALUE PER SHARE

                                                Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                     467,812,484       9,710,658

Shares Outstanding                                  22,452,957         467,959

NET ASSET VALUE PER SHARE ($)                            20.84           20.75

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)


INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $35,110 foreign taxes withheld at source)     2,370,901

Interest                                                                57,310

TOTAL INCOME                                                         2,428,211

EXPENSES:

Investment advisory fee--Note 3(a)                                   1,705,956

Prospectus and shareholders' reports                                    89,775

Professional fees                                                       36,781

Shareholder servicing costs--Note 3(c)                                  33,019

Custodian fees--Note 3(c)                                               18,735

Distribution fees--Note 3(b)                                            10,583

Directors' fees and expenses--Note 3(d)                                  6,453

Loan commitment fees--Note 2                                             2,000

Registration fees                                                          326

Miscellaneous                                                            3,678

TOTAL EXPENSES                                                       1,907,306

INVESTMENT INCOME--NET                                                 520,905

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (5,205,464)

Net unrealized appreciation (depreciation) on investments           48,865,790

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              43,660,326

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                44,181,231

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                        Six Months Ended
                                           June 30, 2003            Year Ended
                                              (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            520,905           1,211,428

Net realized gain (loss) on investments        (5,205,464)       (117,506,676)

Net unrealized appreciation
   (depreciation) on investments               48,865,790         (99,629,629)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   44,181,231        (215,924,877)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (27,666)         (1,229,370)

Service shares                                       (523)             (1,294)

TOTAL DIVIDENDS                                   (28,189)         (1,230,664)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 27,431,537          60,389,408

Service shares                                  1,842,535           5,981,866

Dividends reinvested:

Initial shares                                     27,666           1,229,370

Service shares                                        523               1,294

Cost of shares redeemed:

Initial shares                                (58,972,766)       (170,703,050)

Service shares                                 (1,088,835)         (2,952,051)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (30,759,340)       (106,053,163)

TOTAL INCREASE (DECREASE) IN NET ASSETS        13,393,702        (323,208,704)

NET ASSETS ($):

Beginning of Period                           464,129,440         787,338,144

END OF PERIOD                                 477,523,142         464,129,440

Undistributed investment income--net              519,737              27,021

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     1,396,104           2,761,458

Shares issued for dividends reinvested              1,463              64,567

Shares redeemed                                (3,078,061)         (7,902,162)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,680,494)         (5,076,137)

SERVICE SHARES

Shares sold                                        94,211             271,381

Shares issued for dividends reinvested                 28                  69

Shares redeemed                                   (56,945)           (151,974)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      37,294             119,476

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                 Six Months Ended
                                    June 30, 2003                                  Year Ended December 31,
                                                        ----------------------------------------------------------------------------
INITIAL SHARES                        (Unaudited)            2002            2001            2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                      18.90            26.67           34.47           39.07          31.08         24.97

Investment Operations:

Investment income--net                        .02(a)           .05(a)          .02(a)          .32(a)         .01(a)        .05

Net realized and unrealized
   gain (loss) on investments                1.92            (7.77)          (7.80)          (4.63)          9.34          7.28

Total from
   Investment Operations                     1.94            (7.72)          (7.78)          (4.31)          9.35          7.33

Distributions:

Dividends from investment
   income--net                               (.00)(b)         (.05)           (.02)           (.29)          (.01)         (.05)

Dividends from net realized
   gain on investments                         --               --              --              --          (1.35)        (1.17)

Total Distributions                          (.00)(b)         (.05)           (.02)           (.29)         (1.36)        (1.22)

Net asset value, end of period              20.84            18.90           26.67           34.47          39.07         31.08

TOTAL RETURN (%)                            10.27(c)        (28.94)         (22.57)         (11.03)         30.08         29.38

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                         .41(c)           .80             .78             .78            .79           .80

Ratio of net investment income
   to average net assets                      .12(c)           .20             .06             .82            .04           .20

Portfolio Turnover Rate                     33.32(c)         90.07          110.82           63.60          70.84         67.60

Net Assets, end of period
   ($ x 1,000)                            467,812          456,014         779,063       1,075,089        897,539       477,797

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               Six Months Ended
                                                                  June 30, 2003                        Year Ended December 31,
                                                                                      ----------------------------------------------
SERVICE SHARES                                                   (Unaudited)             2002             2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  18.84             26.59            34.47            34.47

Investment Operations:

Investment (loss)--net                                                 (.00)(b,c)        (.00)(b,c)       (.06)(b)           --

Net realized and unrealized gain
   (loss) on investments                                               1.91             (7.75)           (7.82)              --

Total from Investment Operations                                       1.91             (7.75)           (7.88)              --

Distributions:

Dividends from investment income--net                                  (.00)(c)          (.00)(c)         (.00)(c)           --

Net asset value, end of period                                        20.75             18.84            26.59            34.47

TOTAL RETURN (%)                                                      10.14(d)         (29.14)          (22.85)              --

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .54(d)           1.03             1.09               --

Ratio of net investment (loss)
   to average net assets                                               (.01)(d)          (.01)            (.20)              --

Portfolio Turnover Rate                                               33.32(d)          90.07           110.82            63.60

Net Assets, end of period ($ x 1,000)                                 9,711             8,115            8,275                1

(A) THE FUND COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

The Dreyfus Socially Responsible Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund' s investment objective is to provide capital growth, with current income as a secondary goal through equity investments in companies that not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial shares (150 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a shareholder services fee and Service shares are subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the shareholder services plan, the distribution plan, and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $283,900,362 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $7,523,105 of the carryover expires in fiscal 2008, $172,543,524 expires in fiscal 2009 and $103,833,733 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was as follows: ordinary income $1,230,664. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the fund did not borrow under the Facility.

NOTE 3--INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2003, Service shares were charged $10,583 pursuant to the Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of Initial shares' average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares shareholder accounts. During the period ended June 30, 2003, Initial shares were charged $9,857 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2003, the fund was charged $710 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2003, the fund was charged $18,735 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who is not an "affiliated person" as defined in the Act received an annual fee of $25,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group comprising the fund increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) During the period ended June 30, 2003, the fund incurred total brokerage commissions of $489,734, of which $90 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial Corporation.


NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2003, amounted to $148,318,353 and $177,572,138, respectively.

At  June  30,  2003,  accumulated net unrealized appreciation on investments was
$20,205,920,   consisting  of  $39,995,309  gross  unrealized  appreciation  and
$19,789,389 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposals considered at the meeting, and the results, are as follows:


                                                                                                 Shares
                                                         ---------------------------------------------------------------------------

                                                                      For                      Against                Abstained
                                                         --------------------------------------------------------------------------

To approve changes to certain
   of the fundamental policies
   and investment restrictions to
   permit participation in a portfolio
   securities lending program                                       21,281,998                 2,989,673                1,690,092


To approve changes to certain of
   the fund's fundamental policies
   and investment restrictions to
   permit investment in other
   investment companies                                             21,772,473                 2,593,050                1,596,240




                                                                                                         Shares
                                                                              ------------------------------------------------------

                                                                                     Votes For                Authority Withheld
                                                                              ------------------------------------------------------

To elect additional Board members:((+))

   David W. Burke                                                                   24,196,608                         1,765,155

   Whitney I. Gerard                                                                24,144,809                         1,816,954

   Arthur A. Hartman                                                                24,117,433                         1,844,330

   George L. Perry                                                                  24,176,347                         1,785,416

((+))  JOSEPH S. DIMARTINO, CLIFFORD L. ALEXANDER, JR. AND LUCY WILSON BENSON
CONTINUED AS DIRECTORS OF THE FUND AFTER THE SHAREHOLDER MEETING.



                    For More Information



                        The Dreyfus Socially Responsible Growth Fund, Inc. 200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing



                     Printed on recycled paper.
                     50% post-consumer
                     Process chlorine free.
                     Vegetable-based ink.
                     Printed in U.S.A.



(c) 2003 Dreyfus Service Corporation                                  111SA0603







ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Socially Responsible Growth Fund

By:   /s/Stephen E. Canter
      Stephen E. Canter
      President

Date:  August 14, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  August 14, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  August 14, 2003


                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.